EXHIBIT 99.1

                           UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF COLUMBIA

In Re: Ardent, Inc. (consolidated)                       Chapter 11

       Debtor(s)    Ardent Communications, Inc. (ACI)        Case Number 01-2085
                    Ardent, Inc. (AI)                        Case Number 01-2086
                    Business Anywhere USA, Inc. (BA)         Case Number 01-2208
                    CAIS Software Solutions, Inc. (CSS)      Case Number 01-2209

                            MONTHLY OPERATING REPORT
        CALENDAR MONTH FEBRUARY 1 TO FEBRUARY 28, 2002 (ACI, AI, BA, CSS)

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:   Cash _____          Accrual   __X___

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
         Gregory Boryan, Controller
         Ardent, Inc.
         6861 Elm Street, 2nd Floor
         McLean, VA  22101
         703-276-4493

3.       NUMBER OF EMPLOYEES paid during this period:  ___46___

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?
Yes ____   No __X__.  If yes, explain below.__N/A_______________________________
________________________________________________________________________________

5.       Are all BUSINESS LICENSES current? Yes _X__   No ___  Not Applicable __

6.       PRE-PETITION ACCOUNTS RECEIVABLE:
         Beginning Balance          $    0
         Collected this Period           0
         Non-cash Adjustments            0    NOTE:  Ending balance is net of
         Ending Balance             $    0           allowance for
                                                     Non-collectible accounts.

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $ 702,216    31-60 Days:  $ 966,878   Over 60 Days: $ 0

     If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $ 1,348,828  31-60 Days:  $ 120,401   Over 60 Days: $ 86,256

     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies. See attached schedule.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes _X__ No ___. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. All taxes are reported and remitted to the appropriate taxing authorities by our outside payroll service, Ceredian Pay America. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes. Ceredian payroll tax reports attached.

10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes _____ No ___. If no, explain: N/A


11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and
are all current?  Yes _X__   No ___   Explain:


12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto & Truck ____N/A__________      Liability ___________N/A___________
         Fire  ___________ N/A_______        Workers Comp. _____6/30/02_________

13.      ACTIONS OF DEBTOR.  During the last month, did the debtor:

         (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
         Yes ___ No __X__
         Explain:_______________________________________________________________
         _______________________________________________________________________

         (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor? Yes _X__ No ___
         Explain:
         _______________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes __X__  No _____  Explain:    See attached schedule
                              ------------------------

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary.)


--------------------------------------------------------------------------------------------------------------------------
            Creditor              Freq. Of Payments per          Amount          Next           Post Petition
                                  Contract (mo, qtr)             of Each         Payment        Pmts. Not made
                                                                 Payment         Due            No.      Amt.
--------------------------------------------------------------------------------------------------------------------------

             None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
(Attach additional sheets, if necessary.)


            --------------------------------------------------------------------------------------------

            Professional                       Service                   Amount
            --------------------------------------------------------------------------------------------
            None
            --------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $ 0 Amount to be paid for the quarter ended March 31, 2002 $10,750.

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  June   ______,  2002                DEBTORS-IN-POSSESSION



Name/Title: Ulysses Auger                   By:  Ardent Communications, Inc.
Address:   6861 Elm Street                       and subsidiaries
           McLean, VA  22101                     Phone: 703-276-4200

Detail to Question 8 (Schedule AP)
---------------------------------

Post-Petition Accounts Payable over 30 Days (at 2/28/02):



                                     31-60      Over 60
         AOL                          1,965                    Past due balance has been paid
         Arnold & Porter            109,648                    Past due balance has been paid
         Balmar                                   1,269        Past due balance has been paid
         Hughes Network                          77,781        Contract rejected, service quality disputes
         New York State               1,755                    Past due balance has been paid
         Verizon Wireless             1,248                    Past due balance has been paid
         SNET                         1,400                    Disputed charges
         XO Communications            1,426                    Disputed charges
         Various, under $1,000        2,959       7,206

         TOTAL                      120,401      86,256


Detail to Question 14
---------------------

o Ardent, Inc. sold various computer hardware (PC's, monitors, printers, etc.), and office furniture at market prices, as follows:

         Zayas                                              845
         Burton                                              50
         Peterson.                                          250
         HMU LLC                                         39,000
         Williams                                            50
         Mike Evans                                         330
         Vector                                          39,139
         Robert Orr                                       5,420
         StateWide Comm.                                  1,540
         A. Pookrum                                          60

                  TOTAL FOR FEBRUARY 2002                86,684


                  All sales were made in the ordinary course of business on an arms-length basis, and were at prices approximating market value.